UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
(Rule 14c-101)

SCHEDULE 14C INFORMATION STATEMENT
October 7, 2024

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

☒    Filed by the registrant
☐    Filed by a party other than the registrant
☐    Preliminary Information Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒    Definitive Information Statement
INNOVATE Corp.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

INNOVATE Corp. 295 Madison Avenue, 12th Floor New York, NY 10017

INFORMATION STATEMENT PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT
OF 1934 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE NOT REQUESTED TO SEND US A PROXY
NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT
To our Stockholders:
NOTICE IS HEREBY GIVEN that the holders of a majority in voting power (the “Majority Holders”) of the shares of the capital stock of INNOVATE Corp., a Delaware corporation (“INNOVATE,” the “Company,” “we,” or “us”), issued and outstanding as of the close of business on October 4, 2024 (the “Record Date”) have approved by written consent in lieu of a special meeting, an amendment to the INNOVATE Corp. Second Amended and Restated 2014 Omnibus Equity Award Plan (as previously amended, the “Plan”) to increase the number of shares of common stock available for issuance thereunder (the “Plan Amendment”).
The accompanying Information Statement, which describes the above corporate action in more detail, is being furnished to our stockholders of record as of the Record Date for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. We are also furnishing this notice and the accompanying Information Statement to our stockholders of record as of the Record Date in satisfaction of the notice requirement under Section 228(e) of the Delaware General Corporation Law (“DGCL”). Under the DGCL and the Company’s certificate of incorporation and bylaws, stockholders may take any action without a meeting of stockholders, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, is signed by holders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize and take such action at a meeting at which all shares entitled to vote thereon were present and voted. The written consent of the Majority Holders is sufficient under the DGCL and the Company’s certificate of incorporation and bylaws to approve the Plan Amendment. Accordingly, the Plan Amendment above will not be submitted to our stockholders for a vote.
Pursuant to Rule 14c-2 under the Exchange Act, Plan Amendment will not be effective until at least twenty (20) calendar days after the mailing of the accompanying Information Statement to our stockholders. We will first mail the Information Statement to our stockholders of record as of the Record Date on or about October 9, 2024.
By Order of the Board of Directors
Michael J. Sena
Chief Financial Officer and Treasurer
October 7, 2024

INNOVATE CORP.
295 Madison Avenue, 12th Floor
New York, NY 10017
(212) 235-2691

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14c-2 THEREUNDER
NO VOTE OR OTHER ACTION OF STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
INNOVATE Corp., a Delaware corporation (“INNOVATE,” the “Company,” “we,” or “us”) is sending this Information Statement solely for the purpose of informing our stockholders in the manner required under Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the actions taken by the holders of a majority in voting power of the shares of our capital stock (the “Majority Holders”) issued and outstanding as of the close of business on October 4, 2024 (the “Record Date”), by written consent in lieu of a special meeting. No action is requested or required on your part.
What actions were taken by written consent in lieu of a special meeting?
On September 30, 2024, our Board of Directors (the “Board”) adopted, subject to stockholder approval, an amendment to the INNOVATE Corp. Second Amended and Restated 2014 Omnibus Equity Award Plan (as previously amended, the “Second A&R 2014 Plan”) to increase the number of shares of our common stock, par value $0.001 per share (“Common Stock”), available for issuance thereunder to 1,300,000 (the “Plan Amendment”). The Plan Amendment was approved by the Majority Holders on October 4, 2024 by written consent in lieu of a special meeting. Additional information regarding the Plan Amendment is set forth below under “THE PLAN AMENDMENT.”
What vote was obtained to approve the Plan Amendment described in this Information Statement?
Under the Delaware General Corporation Law and the Company’s certificate of incorporation and bylaws, stockholders may take any action without a meeting of stockholders, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, is signed by holders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize and take such action at a meeting at which all shares entitled to vote thereon were present and voted. Under the DGCL, the Company’s certificate of incorporation and bylaws, and the rules of the New York Stock Exchange, the approval of the Plan Amendment requires the affirmative vote or written consent of the holders of at least a majority of the shares of our Common Stock, our Series A-3 Convertible Participating Preferred Stock, par value $0.001 per share (“Series A-3 Preferred Stock”), and Series A-4 Convertible Participating Preferred Stock, par value $0.001 per share (“Series A-4 Preferred Stock” and, together with the Series A-3 Preferred Stock, the “Preferred Stock”), as of the Record Date, with the Preferred Stock voting with the Common Stock on an as-converted basis. As of the Record Date, 13,166,057 shares of our Common Stock were issued and outstanding and each share of our Common Stock was entitled to one vote on the Plan Amendment. As of the Record Date, 6,125 shares of Series A-3 Preferred Stock, equal to 259,212 shares of Common Stock on an as-converted basis, were issued and outstanding and entitled to vote on the Plan Amendment. As of the Record Date, 10,000 shares of Series A-4 Preferred Stock, equal to 290,672 shares of Common Stock on an as-converted basis, were issued and outstanding and entitled to vote on the Plan Amendment. Therefore, as of the Record Date, there were a total of 13,715,941 shares of Common Stock (including the Preferred Stock on an as-converted basis) outstanding and entitled to vote on the Plan Amendment.
The Majority Holders collectively owned 7,098,830 shares of Common Stock as of the Record Date, constituting approximately 51.8% of the of Common Stock (including the Preferred Stock on an as-converted basis) then outstanding and entitled to vote. Accordingly, the written consent of the Majority Holders was sufficient to approve the Plan Amendment on behalf of the Company’s stockholders without a meeting of stockholders, without prior notice and without a vote, under the DGCL and the Company’s certificate of incorporation and bylaws.

Who will bear the costs of furnishing this Information Statement?
We will pay all of the costs of furnishing this Information Statement. We will ask banks, brokers and other nominees to forward this Information Statement to their principals and we will then reimburse them for their reasonable, out-of-pocket expenses.
Am I entitled to dissenter’s rights?
The DGCL does not provide for dissenter’s rights in connection with the Plan Amendment.
THE PLAN AMENDMENT
A complete copy of the Second A&R 2014 Plan as amended by the Plan Amendment is attached as Exhibit A to this Information Statement.
The Board believes that talented executives and employees are essential to executing our business strategies and that the Second A&R 2014 Plan promotes the success of the Company by giving the Company a competitive edge in attracting, retaining and motivating key personnel and providing participants with an incentive plan that provides incentives directly related to increases in the value of the Company and aligns the interests of directors, employees and stockholders.
Shares Available for Future Awards
As of the Record Date and without giving effect to the Plan Amendment:

•there were 13,314,857 shares of Common Stock issued and 13,166,057 shares of Common Stock outstanding;
•there were a total of 17,732 stock options outstanding, with an average exercise price of $43.18 and an average remaining term of 3.8 years;
•there were a total of 151,806 restricted stock awards outstanding and no performance-based restricted stock awards;
•there were a total of 101,943 shares of Common Stock available for future award under the Second A&R 2014 Plan.

Reasons for the Plan Amendment
If the Plan Amendment had not been approved, the Company may no longer have been able to maintain its means of attracting, retaining and motivating key personnel and aligning the interests of key personnel with the interests of our stockholders. Our Board adopted the Plan Amendment because it believes the Second A&R 2014 Plan is in the best interests of the Company and its stockholders for the following reasons:
Governance Practices
Our Board and Compensation Committee believe the Second A&R 2014 Plan contains several features that are consistent with the interests of our stockholders and reflect sound corporate governance practices.
Minimum Vesting Requirement. Subject to certain exceptions provided for under the Second A&R 2014 Plan, awards granted under the Second A&R 2014 Plan that vest on the basis of a participant’s employment with or provision of services to the Company will be subject to a minimum vesting period of one year from the date the award is made.
Double-Trigger Vesting. The Second A&R 2014 Plan contains a so-called “double-trigger” vesting provision, which generally provides that awards will not be accelerated upon a change in control of the Company if (i) an acquiror replaces or substitutes outstanding awards in accordance with the requirements of the Second A&R 2014 Plan and (ii) a participant holding the replacement or substitute award is not involuntarily terminated within two years following the change in control.

Prohibition of Dividends or Dividend Equivalents on Unvested Awards. The Second A&R 2014 Plan prohibits the current payment of dividends or dividend equivalents with respect to awards until the vesting conditions applicable to the underlying award have been satisfied.
Prohibition on the Repricing of Options and SARs. The Second A&R 2014 Plan prohibits the repricing of outstanding stock options or stock appreciation rights (“SARs”) without stockholder approval (outside of certain corporate transactions or adjustment events described in the Second A&R 2014 Plan).
No Liberal Recycling Provisions. The Second A&R 2014 Plan provides that only shares with respect to awards granted under the Second A&R 2014 Plan that expire or are forfeited or canceled, or shares that were covered by an award the benefit of which is paid in cash instead of shares, will again become available for award under the Plan. The following shares will not be added back to the aggregate plan limit: (1) shares tendered in payment of the exercise price; (2) shares withheld by the Company to satisfy the tax withholding obligation; and (3) shares that are repurchased by the Company with proceeds realized by the Company in connection with the exercise of a stock option or SAR.
No “evergreen” provision. The number of shares of our Common Stock available for issuance under the Second A&R 2014 Plan is fixed and will not adjust based upon the number of shares outstanding, except that such amount may be adjusted in connection with certain changes in the Company’s capitalization, as discussed under “Summary of the Second A&R 2014 Plan Features-Change in Capitalization.”
Stock option exercise prices and SAR grant prices will not be lower than the fair market value on the grant date. The Second A&R 2014 Plan prohibits granting stock options with exercise prices and SARs with grant prices lower than the fair market value of a share of our Common Stock on the grant date, except in connection with the issuance or assumption of awards in connection with certain mergers, consolidations, acquisitions of property or stock or reorganizations.
Will not be excessively dilutive to our stockholders
When determining the number of additional shares authorized for issuance under the Second A&R 2014 Plan, the Board and Compensation Committee carefully considered the potential dilution to our current stockholders as measured by our “burn rate” and “overhang.” Our Compensation Committee has worked with an independent compensation consultant in the past to design an equity award program to reduce dilution to stockholders and tie compensation to performance.
Burn Rate. Our “burn rate” measures the number of shares under outstanding equity awards granted during a given year (disregarding cancellations), as a percentage of the weighted average number of shares of Common Stock outstanding for that fiscal year. It measures the potential dilutive effect of annual equity grants. Over the past three years, our burn rate was 0.8%, 1.7% and 0.6% (for the years ended December 31, 2021, December 31, 2022 and December 31, 2023, respectively).
Over the past three years, our average annual dilution was 0.5%, 1.6% and 0.2% (for the years ended December 31, 2021, December 31, 2022 and December 31, 2023, respectively). “Dilution” is measured as the total number of shares under all outstanding equity awards (i.e., share awards granted, less share award cancellations), as a percentage of the weighted average number of shares of Common Stock outstanding for that fiscal year.
Overhang Rate. Over the past three years, our “overhang rate” was 9.7%, 9.2% and 7.8% (for the years ended December 31, 2021, December 31, 2022 and December 31, 2023, respectively). Our overhang rate measures the total number of shares under all outstanding plan awards, plus the number of shares authorized for future plan awards, as a percentage of the weighted average number of shares of Common Stock outstanding for that fiscal year. It measures the potential dilutive effect of outstanding equity awards and future awards available for grant. Upon the effectiveness of the Plan Amendment, our overhang rate will be 12.9%, based on the weighted average number of shares of Common Stock outstanding for the nine months ended September 30, 2024.
Subject to adjustment, the maximum number of shares of our Common Stock authorized for issuance under the Second A&R 2014 Plan is 1,300,000 shares, plus any shares of Common Stock granted under the Prior Plans (as defined in the Second A&R 2014 Plan) that again become available for awards under the Prior Plans in accordance with their terms and conditions, plus any shares granted under the Second A&R 2014 Plan that again become available for awards under the Second A&R 2014 Plan in accordance with its terms and conditions, subject to the individual limitations described below. Shares withheld to satisfy tax withholding obligations on awards or to pay the exercise price of awards and any shares not issued or delivered as a result of a “net exercise” of a stock option will not become available for issuance as future award grants under the Second A&R 2014 Plan.
Attracts and retains talent. Talented executives and employees are essential to executing our business strategies. The purpose of the Second A&R 2014 Plan is to promote the success of the Company by giving the Company a competitive edge in attracting, retaining and motivating key personnel and providing participants with an incentive plan that provides incentives directly related to increases in the value of the Company.
Aligns director, employee and stockholder interests. We currently provide long-term incentives primarily by (i) compensating participants with equity awards, including incentive compensation awards measured by reference to the value of the Company’s equity, (ii) rewarding such participants for the achievement of performance targets with respect to a specified performance period and (iii) motivating such participants by giving them opportunities to receive awards directly related to such performance. If the Second A&R 2014 Plan is approved, we will be able to maintain our means of aligning the interests of key personnel with the interests of our stockholders.
No tax gross-ups. No participant will be entitled under the Second A&R 2014 Plan to any tax gross-up payments for any excise tax pursuant to Section 280G or 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), that may be incurred in connection with awards under the Second A&R 2014 Plan.
Summary of the Second A&R 2014 Plan as Amended by the Plan Amendment
The following summary of the material features of the Second A&R 2014 Plan as amended by the Plan Amendment is qualified in its entirety by reference to the complete text of the Second A&R 2014 Plan as amended by the Plan Amendment attached to this Information Statement as Exhibit A.
Administration. Our Compensation Committee (or subcommittee thereof, if necessary for Section 162(m) of the Code) administers the Second A&R 2014 Plan. The Compensation Committee has the authority to determine the terms and conditions of any awards granted under the Second A&R 2014 Plan and to adopt, alter and repeal rules, guidelines and practices relating to the Second A&R 2014 Plan. The Compensation Committee has full discretion to administer and interpret the Second A&R 2014 Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable, or to comply with any applicable law, including Section 162(m) of the Code and the Treasury Regulations promulgated thereunder and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.
Eligibility. Any employees, directors, officers or consultants (including prospective employees, directors, officers or consultants) of the Company or of its subsidiaries or their respective affiliates are eligible for awards under the Second A&R 2014 Plan. The Compensation Committee has the authority to determine who will be granted an award under the Second A&R 2014 Plan. Currently, there are approximately 4,000 individuals who we believe are eligible to participate in the Second A&R 2014 Plan, subject to any necessary approvals by the Compensation Committee, consisting of employees, consultants, and non-employee directors who are members of the Board. Such awards may be issued in order to attract, motivate and retain high quality employees, directors and consultants. Additional employees of certain designated foreign subsidiaries of the Company are also eligible under separate “Sub Plans.”
Number of Shares Authorized. Subject to adjustment as provided in Section 12 thereof, the aggregate number of shares of Common Stock with respect to which awards may be granted from time to time under the Second A&R 2014 Plan cannot exceed, at any time, the sum of (A) 1,300,000 shares of Common Stock, plus (B) any shares of Common Stock granted under the Prior Plans (as defined in the Second A&R 2014 Plan) that again become available for awards under the Prior Plans in accordance with their terms and conditions, plus (C) any shares of Common Stock that again become available for awards under the Second A&R 2014 Plan in accordance with the terms of the Second A&R 2014 Plan. Subject in each instance to adjustment as provided in Second A&R 2014 Plan, the maximum number of shares of Common Stock with respect to which options and SARs may be granted to any single participant in any fiscal year is 350,000, the maximum number of shares of Common Stock which may be paid to a participant in connection with the settlement of any award(s) designated as “performance compensation awards” in respect of a single calendar year (including, without limitation, as a portion of the applicable performance period) is 315,350, the maximum amount that can be paid to any individual participant for a single calendar year (including, without limitation, as a portion of the applicable performance period) pursuant to a performance compensation award denominated in cash described in the Second A&R 2014 Plan is $10,000,000. The maximum number of shares of Common Stock with respect to which awards (including, without limitation, options and SARs) may be granted to any single non-employee member of the Board in any fiscal year is 300,000 shares of Common Stock, and the maximum number of shares of Common Stock with respect to which incentive stock options may be granted under the Second A&R 2014 Plan is 315,350.
Shares of our Common Stock subject to awards (including shares surrendered or tendered to the Company (either directly or by means of attestation) in payment of the exercise price of an award or any taxes required to be withheld in respect of an award) are generally unavailable for future grant; provided, further, that in no event will such shares increase the number of shares of Common Stock that may be delivered pursuant to incentive stock options granted under the Second A&R 2014 Plan. However, if and to the extent an award under the Second A&R 2014 Plan expires, terminates or is canceled or forfeited for any reason whatsoever without the participant having received any benefit therefrom, the shares covered by such award shall again become available for other awards under the Second A&R 2014 Plan. If there is any change in our corporate capitalization, the Compensation Committee in its sole discretion may make substitutions or adjustments to the number of shares reserved for issuance under the Second A&R 2014 Plan, the number of shares covered by awards then outstanding under the Second A&R 2014 Plan, the limitations on awards under the Second A&R 2014 Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.
Change in Capitalization. If there is a change in the Company’s corporate capitalization in the event of a dividend (other than a regular cash dividend), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split up, split-off, spin-off, consolidation or other relevant change in capitalization or applicable law or circumstances, such that the Compensation Committee determines that an adjustment is necessary or appropriate, then the Compensation Committee can make adjustments in a manner that it deems equitable in accordance with the terms of the Second A&R 2014 Plan.
Awards Available for Grant. The Compensation Committee may grant awards of non-qualified stock options, incentive (qualified) stock options, SARs, restricted stock awards, restricted stock units, other stock-based awards, performance compensation awards (including cash bonus awards) or any combination of the foregoing. Awards may be granted under the Second A&R 2014 Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”).
Stock Options. The Compensation Committee is authorized to grant options to purchase shares of Common Stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. All options granted under the Second A&R 2014 Plan shall be non-qualified unless the applicable award agreement expressly states that the option is intended to be an “incentive stock option.” Options granted under the Second A&R 2014 Plan are subject to the terms and conditions established by the Compensation Committee. Under the terms of the Second A&R 2014 Plan, the exercise price of the options is not to be less than the fair market value of our Common Stock at the time of grant (except with respect to Substitute Awards). Options granted under the Second A&R 2014 Plan are subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. The maximum term of an option granted under the Second A&R 2014 Plan is ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder); provided, that, if the term of a non-qualified option would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy, the option’s term shall be automatically extended until the 30th day following the expiration of such prohibition. Payment in respect of the exercise of an option may be made in cash, by check, by cash equivalent and/or, in the discretion of the Compensation Committee, shares of Common Stock valued at the fair market value at the time the option is exercised (provided that such shares are not subject to any pledge or other security interest), or by such other method as the Compensation Committee may permit in its sole discretion, including, without limitation: (i) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted cashless exercise mechanism or (ii) by means of a “net exercise” procedure effected by withholding the number of shares otherwise deliverable in respect of an option that are needed to pay the exercise price and all applicable required withholding taxes.
Stock Appreciation Rights. The Compensation Committee is authorized to award SARs under the Second A&R 2014 Plan. SARs are subject to the terms and conditions established by the Compensation Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. SARs may be granted in tandem with another award, in addition to another award, or freestanding and unrelated to another award. SARs granted in tandem with or in addition to an award may be granted either before, at the same time as the award or at a later time. Except as otherwise provided by the Compensation Committee (in the case of Substitute Awards or SARs granted in tandem with previously granted options), the exercise price per share of Common Stock for each SAR shall not be less than 100% of the fair market value of such share, determined as of the date of grant. The remaining terms of the SARs shall be subject to terms established by the Compensation Committee and reflected in the award agreement.
Restricted Stock. The Compensation Committee is authorized to award shares of restricted stock under the Second A&R 2014 Plan. Awards of restricted stock will be subject to the terms and conditions established by the Compensation Committee. Restricted stock is Common Stock that generally is non-transferable and is subject to other restrictions determined by the Compensation Committee for a specified period.
Restricted Stock Unit Awards. The Compensation Committee is authorized to award restricted stock unit awards. Restricted stock unit awards are subject to the terms and conditions established by the Compensation Committee. At the election of the Compensation Committee, the participant will receive a number of shares of Common Stock equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by the Compensation Committee, less an amount equal to any taxes required to be withheld. To the extent provided in an award agreement, the holder of outstanding restricted stock units may be entitled to be credited with dividend equivalent payments upon the payment by the Company of dividends on shares of Common Stock, either in cash or (at the sole discretion of the Compensation Committee) in shares of Common Stock having a fair market value equal to the amount of such dividends, and interest may, at the sole discretion of the Compensation Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Compensation Committee. Any such dividend equivalents are subject to the same vesting conditions as the underlying restricted stock units to which such dividend equivalent relates, and any such accumulated dividend equivalents (and interest thereon, if applicable) shall only be payable to the extent that, and at the same time that, the underlying restricted stock units are settled.
Other Stock-Based Awards. The Compensation Committee is authorized to grant awards of unrestricted shares of our Common Stock, rights to receive grants of awards at a future date, or other awards denominated in shares of Common Stock under such terms and conditions as the Compensation Committee may determine and as set forth in the applicable award agreement.
Performance Compensation Awards. The Compensation Committee may grant any award under the Second A&R 2014 Plan in the form of a “Performance Compensation Award” by conditioning the vesting of the award on the satisfaction of certain “Performance Goals.” The Compensation Committee will establish these Performance Goals with reference to one or more of the following:
•    net earnings or net income (before or after taxes);
•    basic or diluted earnings per share (before or after taxes);
•    net revenue or net revenue growth;
•    return measures (including, but not limited to, return on investment, assets, capital, gross revenue or gross revenue growth invested capital, equity or sales;
•    cash flow measures (including, but not limited to, operating cash flow, free cash flow and cash flow return on capital), which may but are not required to be measured on a per share basis;
•    earnings before or after taxes, interest, depreciation, and amortization (including EBIT and EBITDA);
•    gross or net operating margins, productivity ratios, share price (including, but not limited to, growth measures and total stockholder return; expense targets or cost reduction goals, general and administrative expense savings; margins; and operating efficiency);
•    objective measures of customer satisfaction;
•    working capital targets;
•    measures of economic value added or other “value creation” metrics;
•    inventory control;
•    enterprise value;
•    sales;
•    stockholder return;
•    client retention;
•    competitive market metrics;
•    employee retention;
•    timely completion of new product rollouts;
•    timely launch of new facilities;

•    objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional project budgets);
•    system-wide revenues;
•    royalty income;
•    cost of capital, debt leverage year-end cash position or book value;
•    strategic objectives, development of new product lines and related revenue, sales and margin targets, or international operations; or
•    any combination of the foregoing.
Any of the above Performance Goal elements can be stated as a percentage of another Performance Goal or used on an absolute, relative or adjusted basis to measure the performance of the Company and/or its affiliates or any divisions, operation, or business units, product lines, brands, business segment, administrative departments or combination thereof, as the Compensation Committee deems appropriate. Performance Goals may be compared to the performance of a group of comparator companies or a published or special index that the Compensation Committee deems appropriate or stock market indices.
Any award that is intended to qualify as performance-based compensation under Section 162(m) of the Code will be granted, and Performance Goals for such an award will be established, by the Compensation Committee in writing not later than 90 days after the commencement of the performance period to which the Performance Goals relate, or such other period permitted under Section 162(m) of the Code; provided that the outcome is substantially uncertain at the time the Compensation Committee establishes the Performance Goal; and provided further that in no event will a Performance Goal be considered to be pre-established if it is established after 25% of the applicable performance period (as scheduled in good faith at the time the Performance Goal is established) has elapsed. Before any payment is made in connection with any award intended to qualify as performance-based compensation under Section 162(m) of the Code, the Compensation Committee must certify in writing that the Performance Goals established with respect to such award have been achieved.
The Compensation Committee may also specify adjustments or modifications (to the extent it would not result in adverse results under Section 162(m) of the Code) to be made to the calculation of a Performance Goal for such performance period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary, unusual or nonrecurring items and/or in management’s affecting the Company, any affiliate, or the financial statements of the Company; (vi) acquisitions or divestitures; (vii) any other specific, unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; (ix) discontinued operations and nonrecurring charges; or (x) a change in the Company’s fiscal year.
Unless otherwise provided in the applicable award agreement, a participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that (i) the Performance Goals for such period are achieved; and (ii) all or some of the portion of such participant’s Performance Compensation Award has been earned for the performance period based on the application of the “Performance Formula” (as defined in the Second A&R 2014 Plan) to such Performance Goals.
Effect of Change in Control. Unless otherwise determined by the Compensation Committee on the date of grant or set forth in the applicable award agreement, no award will accelerate solely as a result of a change in control if a “replacement award” (as defined in the Second A&R 2014 Plan) is promised to a participant in connection with such change in control. The vesting of a replacement award will only accelerate in connection with a change in control if the participant's employment is involuntarily terminated by the Company (or a successor thereto) within two years following such change in control.
Unless otherwise provided in the Second A&R 2014 Plan or an award agreement, to the extent any plan or award agreement provision would cause a payment of deferred compensation upon a change in control or termination of service that is subject to Section 409A of the Code, then payment will not be made unless the provisions comply with Section 409A of the Code. Any payment that would have been made but for the application of the preceding sentence will be made in accordance with the payment schedule that would have applied in the absence of a change in control or termination of employment or service, but disregarding any future service or performance requirements.

Nontransferability. Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution.
Clawback/Forfeiture. An award agreement may provide that the Compensation Committee may in its sole discretion cancel the applicable award if the participant, without the consent of the Company, while employed by or providing services to the Company or any affiliate or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise has engaged in or engages in activity that is in conflict with or adverse to the interest of the Company or any affiliate. The Committee may also provide in an award agreement that if the participant otherwise has engaged in or engages in any activity referred to in the preceding sentence, the participant will forfeit any gain realized on the vesting, exercise or settlement of such award, and must repay the gain to the Company.
Amendment. The Second A&R 2014 Plan will have a term of ten years from the date of its approval by the Board. Our Board may amend, suspend or terminate the Second A&R 2014 Plan at any time; however, stockholder approval to amend the Second A&R 2014 Plan may be necessary if certain laws or applicable stock exchange rules so require. No amendment, suspension or termination will impair the rights of any participant or recipient of any award without the consent of the participant or recipient.
The Compensation Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award theretofore granted or the associated award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any option theretofore granted shall not to that extent be effective without the consent of the affected participant, holder or beneficiary; and provided further that, without stockholder approval, (i) no amendment or modification may reduce the exercise price of any option or of any SAR, (ii) the Compensation Committee may not cancel any outstanding option and replace it with a new option (with a lower exercise price) or cancel any SAR and replace it with a new SAR (with a lower exercise price), and (iii) no option or SAR may be exchanged for cash or another award. However, stockholder approval is not required with respect to clauses (i), (ii), and (iii) above for any action specifically permitted by Section 12 (Changes in Capital Structure and Similar Events) of the Second A&R 2014 Plan. In addition, none of the requirements described in the preceding clauses (i), (ii), and (iii) can be amended without stockholder approval.
U.S. Federal Income Tax Consequences
The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the Second A&R 2014 Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations, and does not describe federal taxes other than income taxes. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant. The following is not to be considered tax advice to any persons who may be participants in the Second A&R 2014 Plan, and any such persons are advised to consult with their own tax counsel.
Stock Options. The Second A&R 2014 Plan authorizes the Compensation Committee to grant both options that are “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Code (also referred to as incentive stock options), and options that are “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. Holders of incentive stock options generally will not incur federal income tax liability at the time of grant or upon exercise of qualified incentive stock options, provided that they meet certain employment criteria and satisfy holding period requirements. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. For treatment of an option as an incentive stock option, shares of Common Stock acquired through the exercise of an incentive stock option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. If the holder satisfies the holding period requirements, the difference between the exercise price and the amount realized upon a subsequent disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If a holder disposes of such shares without meeting the holding period requirements, the participant generally will realize taxable income at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the shares on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those sections. Finally, if an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.
No income will be realized by a participant upon grant of a non-qualified option. Upon the exercise of a non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those sections.
SARs. No income will be realized by a participant upon grant of a SAR. Upon settlement of a SAR, the participant will recognize ordinary income in an amount equal to the fair market value of the payment received in respect of the SAR. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those sections.
Restricted Stock. A participant will not be subject to tax at ordinary income rates upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable income equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act.) The Company generally will be able to deduct a share-based award, in the same amount and in the same tax year as it is recognized by the participant, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those sections.
Restricted Stock Units. A participant will not be subject to tax at ordinary income rates upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable income equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award (less any amount paid by the participant for such restricted stock unit(s)). The Company will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those sections.
Performance Awards. No income generally will be recognized upon the grant of performance awards. Upon payment in respect of the earn-out of performance awards, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of our Common Stock received.
Section 162(m). Compensation of persons who are “covered employees” is subject to the tax deduction limits of Section 162(m) of the Code. Prior to the enactment of the Tax Cuts and Jobs Act (the “TCJA”) on December 22, 2017, awards that qualified as “performance-based compensation” were exempt from Section 162(m), thereby permitting us to claim the full federal tax deduction otherwise allowed for such compensation. This exception was eliminated by the TCJA. However, pending further guidance, this exception may still be available under state law allowing us to claim the full state deduction otherwise allowed for such compensation. In addition, the TCJA includes a transition rule under which the change described above will not apply to compensation payable pursuant to a written binding contract that was in effect on November 2, 2017 and is not materially modified after that date. To the extent applicable to our existing contracts and awards, our Compensation Committee may avail itself of this transition rule.
Section 409A. To the extent applicable, it is intended that the Second A&R 2014 Plan and any grants made thereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. The Second A&R 2014 Plan and any grants made thereunder will be administered in a manner consistent with this intent.

New Plan Benefits
The Compensation Committee has full discretion to determine the number and amount of awards to be granted to employees under the Second A&R 2014 Plan, subject to its terms. On September 15, 2023, subject to stockholder approval of an amendment to the Second A&R 2014 Plan to increase the number of shares of Common Stock available thereunder to satisfy the settlement of this grant, the Compensation Committee granted to Mr. Paul K. Voigt, our interim Chief Executive Officer, an option under the Second A&R 2014 Plan to purchase 100,000 shares of the Common Stock (retroactively adjusted to reflect the 1-for-10 reverse split of the Common Stock effective as of August 8, 2024) at an exercise price of $25.00 per share (the “September 2023 Conditional Option”). On October 11, 2023, subject to stockholder approval of an amendment of the Second A&R 2014 Plan to increase the number of shares of Common Stock available thereunder to satisfy the settlement of this grant, the Compensation Committee granted to Mr. Voigt a restricted stock unit award under the Second A&R 2014 Plan with a value equal to $1,500,000 based on the closing price of the Common Stock on October 6, 2023 (the “October 2023 Conditional RSU”). On August 19, 2024, subject to stockholder approval of an amendment of the Second A&R 2014 Plan to increase the number of shares of Common Stock available thereunder to satisfy the settlement of this grant, the Compensation Committee granted to Mr. Voigt a restricted stock unit award of 142,857 units, under the Second A&R 2014 Plan (the “August 2024 Conditional RSU”). In addition, on September 15, 2024, subject to stockholder approval of an amendment to the Second A&R 2014 Plan to increase the number of shares of Common Stock available thereunder to satisfy the settlement of this grant, the Compensation Committee granted to Mr. Voigt an option to purchase 100,000 shares of Common Stock at an exercise price of $4.22 (the “September 2024 Conditional Option” and, together with the August 2024 Conditional RSU, the September 2023 Conditional Option and the October 2023 Conditional RSU, the “Conditional Equity Awards”).

At the effective time of the Plan Amendment, the Second A&R 2014 Plan shall have been amended to increase the number of shares of Common Stock available thereunder to satisfy the settlement of the Conditional Equity Awards. Other than as set forth in this paragraph and in the table below, the future benefits or amounts that would be received by the executive officers and the groups named in the table below under the Second A&R 2014 Plan as amended by the Plan Amendment are not determinable at this time.

Second A&R 2014 Plan as Amended by Plan Amendment
The table below sets forth the benefits or amounts that we expect to provide to the parties set forth below under the Second A&R 2014 Plan as amended by the Plan Amendment. All share numbers and exercise prices in this table have been adjusted to reflect the 1-for-10 reverse split of the Common Stock effective as of August 8, 2024.

Name & Position	Aggregate Number of Stock Options Granted (#)	Average Per Share Exercise Price of Options ($)	Aggregate Number of Shares Subject to Stock Awards (#)	Dollar Value of Shares Subject to Stock Awards ($) (3)
Michael J. Sena, Chief Financial Officer and Corporate Secretary	—	—	—	—
Paul K. Voigt, Interim Chief Executive Officer	200,000 (1)	$14.61	238,179 (2)	$1,500,000
Executive Officers	—	—	—	—
Non-Employee Directors	—	—	—	—
Non-Executive Officer Employees	—	—	—	—

(1)
The above options, which are inclusive of 100,000 options granted on September 15, 2023 and 100,000 options granted on September 15, 2024 were granted contingent to stockholder approval of an amendment to the Second A&R 2014 Plan to increase the number of shares of Common Stock available thereunder to satisfy the settlement of these awards.

(2)
All RSUs were granted contingent on stockholder approval of an amendment to the Second A&R 2014 Plan to increase the number of shares of Common Stock available thereunder to satisfy the settlement of these awards. Includes (i) 95,322 restricted stock units subject to the October 2023 Conditional RSU based on 10-day weighted average share price on the NYSE of $1.57 on October 6, 2023, as adjusted to $15.74 for the 1-for-10 reverse stock split of the Common Stock effective as of August 8, 2024 and (ii) 142,857 restricted stock units subject to the August 2024 Conditional RSU.

(3)
Does not include the value of the August 2024 Conditional RSU because the value of this award will be based on the closing price of the Common Stock on the date on which the Plan Amendment becomes effective.

Mr. Voigt has a financial interest in the Plan Amendment because the Compensation Committee has granted him awards under the Second A&R 2014 Plan subject to stockholder approval of an amendment to the Second A&R 2014 Plan to increase the number of shares of Common Stock available thereunder to satisfy the settlement of these grants. At the effective time of the Plan Amendment, the Second A&R 2014 Plan shall have been so amended.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2023 and 2022, respectively. All share numbers and exercise prices in this table have been retroactively adjusted to reflect the 1-for-10 reverse split of the Common Stock effective as of August 8, 2024.

Plan Category	(a) Number of Securities Issued or to be Issued upon Exercise of Outstanding Options and Rights	Weighted-Average Exercise Price of Outstanding Options and Rights (2)	Number of Securities Remaining Available for Issuance Under Equity Compensation Plans (excluding Securities Reflected in column (a)(1)
December 31, 2023
Equity compensation plans approved by security holders	464,282	$ 51.70	81,468
Equity compensation plans not approved by security holders	100,000	25.00
Total	564,282	$ 47.00

December 31, 2022
Equity compensation plans approved by security holders	499,515	$ 50.20	96,930
Equity compensation plans not approved by security holders	—	—
Total	499,515	$ 50.20

(1)	These amounts represent shares under the Company’s Second A&R 2014 Plan, the A&R 2014 Plan and the 2014 Plan. Pursuant to the Second A&R 2014 Plan, the A&R 2014 Plan and the 2014 Plan, no further awards may be granted under the Management Compensation Plan.

(2)	Represents the weighted-average exercise price of stock options outstanding under the Second A&R 2014 Plan, the A&R 2014 Plan and the 2014 Plan and the Management Compensation Plan.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date there were (i) 13,166,057 shares of Common Stock outstanding and entitled to vote, (ii) 6,125 shares of Series A-3 Preferred Stock, equal to 259,212 shares of Common Stock on an as-converted basis and (iii) 10,000 shares of Series A-4 Preferred Stock, equal to 290,672 shares of Common Stock on an as-converted basis. Therefore, as of the Record Date, there were a total of 13,715,941 shares of Common Stock (including the Preferred Stock on an as-converted basis) outstanding and entitled to vote.
Except as otherwise indicated, the following table sets forth, as of the Record Date, certain information as to the beneficial ownership of the Common Stock, Series A-3 Preferred Stock and Series A-4 Preferred Stock, including shares of Common Stock as to which a right to acquire beneficial ownership existed (for example, through the exercise of Common Stock options or warrants or conversion of the Preferred Stock), that are exercisable or convertible as of, and within 60 days from, the Record Date, within the meaning of Rule 13d-3(d)(1) under the Exchange Act by: (i) each person or group who is known to the Company to be the beneficial owner of more than five percent of any class of voting securities of the Company, (ii) each director, (iii) each named executive officer, and (iv) all directors and executive officers as a group. For purposes of this filing, beneficial ownership of securities is defined in accordance with the rules of the SEC and means generally the power to vote or exercise investment discretion with respect to securities, regardless of any economic interests therein. Unless otherwise indicated, each person had, as of the Record Date, sole voting power and sole dispositive power with respect to the Company’s shares, subject to applicable community property laws. The address of each of our directors and executive officers, other than Mr. Glazer, is c/o INNOVATE Corp., 295 Madison Avenue, 12th Fl, New York, NY 10017. Mr. Glazer’s address is 777 South Flagler Drive, Suite 800, West Tower, West Palm Beach, FL 33401. All share numbers in this table have been retroactively adjusted to reflect the 1-for-10 reverse split of the Common Stock effective as of August 8, 2024.

	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Outstanding Common Stock on a stand-alone basis (1)	Number of Shares of Outstanding Series A-3 Preferred Stock Beneficially Owned (2)	Percentage of Series A-3 Preferred Stock (2)	Number of Shares of Outstanding Series A-4 Preferred Stock Beneficially Owned (3)	Percentage of Series A-4 Preferred Stock (3)	Percentage of Outstanding Common Stock and Preferred Stock On An As-Converted Basis (1)(2)(3)
Name and Address of Beneficial Owner
Lancer Capital LLC and its affiliates (4)(5) 777 South Flagler Drive, Suite 800 West Tower West Palm Beach, FL 33401	6,809,739	51.5%	—	—	—	—	49.5%
Percy Rockdale LLC and its affiliates (6) 595 Madison Avenue, 29th Floor New York, NY 10022	1,044,760	7.6%	6,125	100.0%	10,000	100.0%	7.6%

Directors, Nominees, Named Executive Officers and Executive Officers and Directors as a group
Paul K. Voigt (7)	219,192	1.7%	—	—	—	—	1.6%
Michael J. Sena (8)	134,896	1.0%	—	—	—	—	1.0%
Suzi R. Herbst (9)	*	*	—	—	—	—	*
Avram A. Glazer (10)	6,809,739	51.5%	—	—	—	—	49.5%
Warren H. Gfeller	*	*	—	—	—	—	*
Brian S. Goldstein	*	*	—	—	—	—	*
Amy M. Wilkinson	*	*	—	—	—	—	*
All executive officers and directors as a group (7 people) (11)	7,306,881	55.2%	—	—	—	—	53.0%

*    Less than 1% of the outstanding Common Stock.

(1)    Shares of Common Stock of which a person has the right to acquire beneficial ownership within 60 days from the Record Date are deemed outstanding for computing the percentage ownership of such person, but are not deemed outstanding for computing the percentage ownership of any other person.

(2)    Each outstanding share of Series A-3 Preferred Stock is presently convertible into approximately 42.3203 shares of Common Stock. The shares of Series A-3 Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series A-3 Preferred Stock stated in these columns reflect ownership of shares of Series A-3 Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series A-3 Preferred Stock at this ratio.

(3)    Each outstanding share of Series A-4 Preferred Stock is presently convertible into 29.0672 shares of Common Stock. The shares of Series A-4 Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series A-4 Preferred Stock stated in these columns reflect ownership of shares of Series A-4 Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series A-4 Preferred Stock at this ratio.

(4)    Includes (i) 6,454,874 shares of Common Stock owned of record by Lancer Capital (including 47,265 shares of Common Stock issuable upon conversion of $2,000,000 principal amount of the Company's 7.5% Convertible Senior Notes due 2026), (ii) 317,244 shares of Common Stock owned of record by the Avram Glazer Irrevocable Exempt Trust (the “Trust”), (iii) 37,621 shares of Common Stock owned of record by Mr. Glazer. Based on retroactively adjusted amounts to reflect the 1-for-10 reverse split of the Common Stock effective as of August 8, 2024 in a Schedule 13D filed with the SEC on April 23, 2020, Amendment No. 1 to Schedule 13D filed with the SEC on May 15, 2020, Amendment No. 2 to Schedule 13D filed with the SEC on June 8, 2020, Amendment No. 3 to Schedule 13D filed with the SEC on June 17, 2020, Amendment No. 4 to Schedule 13D filed with the SEC on September 10, 2020, Amendment No. 5 to Schedule 13D filed with the SEC on November 30, 2020, by Lancer Capital and Avram A. Glazer, Amendment No. 6 to Schedule 13D filed with the SEC on December 2, 2020, by Lancer Capital and Avram A. Glazer, Amendment No. 7 to Schedule 13D (“Amendment No. 7”) filed with the SEC on March 18, 2021, by Lancer Capital, Avram A. Glazer, and the Trust, Amendment No. 8 to Schedule 13D filed with the SEC on April 27, 2021, by Lancer Capital, Avram A. Glazer and the Trust, Amendment No. 9 to Schedule 13D filed with the SEC on July 7, 2021, by Lancer Capital, Avram A. Glazer and the Trust, the Trust, Amendment No. 10 to Schedule 13D filed with the SEC on May 20, 2022, by Lancer Capital, Avram A. Glazer, and the Trust, Amendment No. 11 to Schedule 13D filed with the SEC on May 27, 2022 by Lancer Capital, Avram A. Glazer and the Trust, the Trust, Amendment No. 12 to Schedule 13D filed with the SEC on April 1, 2024 by Lancer Capital, Avram A. Glazer and the Trust, the Trust and Amendment No. 13 to Schedule 13D filed with the SEC on June 21, 2024 by Lancer Capital, Avram A. Glazer and the Trust, the Trust. Avram A. Glazer is the sole owner of Lancer Capital, and in such capacity may be deemed to beneficially own the shares held of record by Lancer Capital, and Mr. Glazer is the Trustee of the Trust, and in such capacity may be deemed to beneficially own the shares held of record by Lancer Capital and the Trust.

(5)    Also includes 16,100 RSAs that will vest and become non-forfeitable on the earlier of (i) June 15, 2025 and (ii) the date of the 2025 Annual Meeting (subject to continued service with the Company through such vesting date).

(6)    Based on retroactively adjusted amounts to reflect the 1-for-10 reverse split of the Common Stock effective as of August 8, 2024 in a Schedule 13D filed with the SEC on January 27, 2020, Amendment No. 1 to Schedule 13D filed with the SEC on February 18, 2020, Amendment No. 2 to Schedule 13D filed with the SEC on April 6, 2020, Amendment No. 3 to Schedule 13D filed with the SEC on May 14, 2020, Amendment No. 4 to Schedule 13D filed with the SEC on November 25, 2020, Amendment No. 5 to Schedule 13D filed with the SEC on December 10, 2020, Amendment No. 6 to Schedule 13D filed with the SEC on December 16, 2020, Amendment No. 7 to Schedule 13D filed with the SEC on March 30, 2021 by Percy Rockdale LLC, Rio Royal LLC, MG Capital Management Ltd. and Michael Gorzynski, Amendment No. 8 to Schedule 13D filed with the SEC on July 2, 2021, Amendment No. 9 to Schedule 13D filed with the SEC on June 14, 2022, and Amendment No. 10 to Schedule 13D filed with the SEC on January 4, 2023 by Percy Rockdale LLC (“Percy Rockdale”), Rio Royal LLC (“Rio Royal”), MG Capital Management Ltd. (“MG Capital Management”, and, together with Percy Rockdale and Rio Royal, the “MG Reporting Persons”), Michael Gorzynski, Continental General Insurance Company (“CGIC”), Continental LTC, Inc. (“CLTC”), Continental Insurance Group, Ltd. (“CIG”) and Continental General Holdings LLC (“CGH” and together with CGIC, CLTC and CIG, the “Continental Reporting Persons”) and the terms of the Company’s Series A-3 and A-4 Convertible Participating Preferred Stock.

According to the filings, and adjusted for payment of the accreted value described below and certain preliminary anti-dilution adjustments made to the Series A-3 Convertible Preferred Stock and Series A-4 Convertible Preferred Stock, including for the 1-for-10 reverse split of the Common Stock effective as of August 8, 2024, (i) Percy Rockdale beneficially owns 494,876 shares of Common Stock, (ii) Rio Royal beneficially owns 2,447 shares of Common Stock, (iii) CGIC may be deemed to beneficially own 549,884 shares of Common Stock consisting of (A) 6,125 shares of Series A-3 Convertible Preferred Stock, which are convertible, at an accrued value of $1,000 divided by conversion price of $23.63 per share, into 259,212 shares of Common Stock and (B) 10,000 shares of Series A-4 Convertible Preferred Stock, which are convertible, at an accrued value of $1,000 divided by a conversion price of $34.40 per share, into 290,672 shares of Common Stock, and (iv) Mr. Gorzynski may be deemed to beneficially own 1,052,836 shares of Common Stock, consisting of (A) the shares of Common Stock beneficially owned by Percy Rockdale, (B) the shares of Common Stock beneficially owned by Rio Royal, (C) the shares of Common Stock deemed to be beneficially owned by CGIC, and (D) 5,631 shares of Common Stock previously granted to Mr. Gorzynski personally as a director of the Company that had previously vested.

According to the filings, MG Capital Management may be deemed to beneficially own the shares of Common Stock held by Rio Royal, each of CLTC, CIG and CGH may be deemed to beneficially own the shares of Common Stock beneficially owned by CGIC and Mr. Gorzynski may be deemed to beneficially own the shares of Common Stock held by each of Percy Rockdale, Rio Royal and CGIC. According to the filings, CLTC may be deemed the beneficial owner of the shares of Common Stock beneficially owned by CGIC, CIG may be deemed the beneficial owner of the shares of Common Stock beneficially owned by CGIC, CGH may be deemed the beneficial owner of the shares of Common Stock beneficially owned by CGIC and Mr. Gorzynski may be deemed the beneficial owner of the shares of Common Stock beneficially owned by CGIC. CGH, CIG, CLTC, CGIC and Mr. Gorzynski have shared voting and dispositive power over the shares of Series A-3 and Series A-4 Convertible Preferred Stock directly held by CGIC.

Subsequent to the filing of the Schedule 13D, upon the exchange of the Series A Convertible Participating Preferred Stock (the “Series A Preferred Stock”) for the Series A-3 Convertible Preferred Stock, the Company paid in cash the accreted value of the Series A Preferred Stock, resulting in a reduction of the number of shares of Common Stock into which the Series A-3 Preferred Stock is convertible by 2,366 (as retroactively adjusted to reflect the 1-for-10 reverse split of the Common Stock effective as of August 8, 2024).

(7)    Does not include: (i) an option to purchase 100,000 shares of Common Stock with an exercise price of $25.00 per share granted to Mr. Voigt effective as of September 15, 2023; or (ii) restricted stock units with an aggregate value of $1,500,000 based on the 10-day VWAP of the Common Stock on the date of grant granted to Mr. Voigt effective as of October 6, 2023, both granted pursuant to his employment agreement. These awards were granted subject to stockholder approval of an amendment to the Second A&R 2014 Plan to increase the number of shares of Common Stock available thereunder to satisfy the settlement of these awards. At the effective time of the Plan Amendment, the Second A&R 2014 Plan shall have been so amended and these awards shall be fully vested. In addition, does not include an option to purchase 100,000 shares of Common Stock with an exercise price of $4.22 per share granted to Mr. Voigt, pursuant to his employment agreement effective as of September 15, 2024 subject to stockholder approval of an amendment to the

Second A&R 2014 Plan to increase the number of shares of Common Stock available thereunder to satisfy the settlement of this award. Also excludes 142,857 RSUs granted to Paul K. Voigt effective August 19, 2024. At the effective time of the Plan Amendment, the Second A&R 2014 Plan shall have been so amended and these awards shall become vested on the first anniversary of the respective grant dates.

(8)    Includes 17,732 vested stock options and includes 44,031 RSAs that will vest and become non-forfeitable between 2025 and 2027.

(9)    Ms. Herbst resigned from her position as Chief Operating Officer and Corporate Secretary effective October 20, 2023.

(10)    See Note 4 and 5 above.

(11)    Includes 17,732 vested stock options. Also includes 64,401 RSAs that will vest and become non-forfeitable on the earlier of (i) June 15, 2025 and (ii) the date of the 2025 Annual Meeting (subject to continued service with the Company through such vesting date), and includes 44,031 RSAs that will vest and become non-forfeitable between 2025 and 2027.

OTHER MATTERS

Householding
The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and information statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement or information statement, as applicable, to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are Company stockholders will be householding this Information Statement. A single Information Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. We will deliver promptly upon written or oral request a separate copy of this Information Statement to any stockholder at a shared address to which a single copy of any of those documents was delivered. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate notice of Internet availability of proxy materials, proxy statement or annual report, as applicable, please notify your broker or direct your request to the Corporate Secretary of the Company, INNOVATE Corp., 295 Madison Avenue, 12th Fl, New York, NY 10017, by email to corpsec@innovatecorp.com or by phone at (212) 235-2691.
Stockholders who receive multiple copies of this Information Statement at their address and would like to request householding of their communications should contact their broker.
Where You Can Find Additional Information

We are subject to the reporting and information requirements of the Exchange Act, and as a result file annual, quarterly and current reports with the SEC. These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also obtain copies of these reports free of charge on the Company’s website at www.innovatecorp.com under “Investor Relations.” The information contained in, or that can be accessed through, our website is not part of this Information Statement.

By Order of the Board of Directors
Michael J. Sena
Chief Financial Officer and Treasurer

October 7, 2024

Exhibit A
INNOVATE CORP.
SECOND AMENDED AND RESTATED 2014 OMNIBUS EQUITY AWARD PLAN, AS AMENDED
1.    Purpose. The purpose of this Second Amended and Restated INNOVATE Corp. 2014 Omnibus Equity Award Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Common Stock thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s shareholders. This Plan document is an omnibus document which includes, in addition to the Plan, separate sub-plans (“Sub Plans”) that permit offerings of grants to employees of certain Designated Foreign Subsidiaries. Offerings under the Sub Plans may be made in particular locations outside the United States of America and shall comply with local laws applicable to offerings in such foreign jurisdictions. The Plan shall be a separate and independent plan from the Sub Plans, but the total number of shares of Common Stock authorized to be issued under the Plan applies in the aggregate to both the Plan and the Sub Plans.
2.    Definitions. The following definitions shall be applicable throughout the Plan.
(a)    “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.
(b)    “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock Based Award and Performance Compensation Award granted under the Plan.
(c)    “Beneficial Owner” has the meaning set forth in Rule 13d-3 promulgated under Section 13 of the Exchange Act.
(d)    “Board” means the Board of Directors of the Company.
(e)    “Cause” means, in the case of a particular Award, unless the applicable Award agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or in the absence of any such employment or consulting agreement (or the absence of any definition of “Cause” contained therein), (A) the Participant’s commission of a felony or a crime involving moral turpitude, or other material act or omission involving dishonesty or fraud, (B) the Participant has engaged or is about to engage in conduct harmful (whether financially, reputationally or otherwise) to the Company or any of its Affiliates, (C) the Participant’s failure to perform duties as reasonably directed by the Company (which, if deemed curable by the Committee, is not cured within 10 days after notice thereof is provided to the Participant) or (D) the Participant’s gross negligence, willful misconduct or material act of disloyalty with respect to the Company or its Affiliates (which, if deemed curable by the Committee, is not cured within 10 days after notice thereof is provided to the Participant. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.
(f)    “Change in Control” shall mean:
(i)    any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or any of its direct or indirect subsidiaries) representing more than 50% of the combined voting power of the Company’s then outstanding securities, other than any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of subsection (iii) below;

(ii)    the following individuals cease for any reason to constitute a majority of the members of the Board: (A) individuals who, on the Effective Date, were members of the Board (the “Incumbent Directors”), (B) individuals whose election or nomination to the Board was approved by Incumbent Directors constituting, at the time of such election or nomination, at least a majority of the Board or (C) individuals whose election or nomination to the Board was approved by individuals referred to in clauses (B) and (C) constituting, at the time of such election or nomination, at least a majority of the Board (other than, in the cases of clauses (B) and (C), directors whose initial nomination for, or assumption of office as, members of the Board occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any Person other than a solicitation for the election of one or more directors by or on behalf of the Board);
(iii)    there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other entity, other than (A) a merger or consolidation which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of voting securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or any of its direct or indirect subsidiaries) representing 50% or more of the combined voting power of the Company’s then outstanding voting securities or (C) a merger or consolidation affecting the Company as a result of which a Designated Holder owns after such transaction more than 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or
(iv)    the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated the sale or disposition by the Company of all or substantially all of the assets of the Company and its subsidiaries taken as a whole, to any Person, other than a sale or disposition by the Company of all or substantially all of the assets of the Company to an entity, more than 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.
Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred if immediately after the occurrence of any of the events described in clauses (i)-(iv) above, (i) the record holders of the Common Stock of the Company immediately prior to such event or series of events continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such event or series of events or (ii) a Designated Holder or Designated Holders are the Beneficial Owners, directly or indirectly, of more than 50% of the combined voting power of the Company or any successor.
(g)    “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.
(h)    “Committee” means the Compensation Committee of the Board, or subcommittee thereof if required with respect to actions taken to comply with Section 162(m) of the Code in respect of Awards or, if no such Compensation Committee or subcommittee thereof exists, the Board.
(i)    “Common Stock” means the common stock, par value $0.001 per share, of the Company (and any stock or other securities into which such common stock may be converted or into which it may be exchanged).
(j)    “Company” means INNOVATE Corp., a Delaware corporation, and any successor thereto.
(k)    “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.
(l)    “Designated Holder” means Harbinger Capital Partners Master Fund I, Ltd., Harbinger Capital Partners Special Situations Fund, L.P., Harbinger Group Inc., Global Opportunities Breakaway, Ltd., Phillip A. Falcone, and their or his respective Affiliates and subsidiaries or investment vehicles owned or controlled by Philip A. Falcone.

(m)    “Designated Foreign Subsidiaries” means all Affiliates organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.
(n)    “Disability” means, unless in the case of a particular Award the applicable Award agreement states otherwise, the Company or an Affiliate having cause to terminate a Participant’s employment or service on account of “disability,” as defined in any then-existing employment, consulting or other similar agreement between the Participant and the Company or an Affiliate or, in the absence of such an employment, consulting or other similar agreement, a condition entitling the Participant to receive benefits under a long-term disability plan of the Company or an Affiliate, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced. Any determination of whether Disability exists shall be made by the Committee in its sole discretion.
(o)    “Effective Date” means the date the Plan is approved by the shareholders at the first Annual Meeting within twelve months following the date of its approval by the Board.
(p)    “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) an “outside director” within the meaning of Section 162(m) of the Code and (iii) an “independent director” under the rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation.
(q)    “Eligible Person” means any (i) individual employed by the Company or an Affiliate who satisfies all of the requirements of Section 6 of the Plan; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of the Company or an Affiliate; (ii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable on Form S-8 under the Securities Act; or (iv) any prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or providing services to the Company or its Affiliates).
(r)    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.
(s)    “Exercise Period” has the meaning given such term in Section 7(c) of the Plan.
(t)    “Exercise Price” has the meaning given such term in Section 7(b) of the Plan.
(u)    “Fair Market Value” means, on a given date, (i) if the Common Stock is listed on a national securities exchange, the closing sales price (excluding any “after hours” trading) of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation service on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; (iii) if Fair Market Value cannot be determined under clause (i) or (ii) above, or if the Committee determines in its sole discretion that the shares of Common Stock are too thinly traded for Fair Market Value to be determined pursuant to clause (i) or (ii), the fair market value as determined in good faith by the Committee in its sole discretion; or (iv) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation service on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Stock.
(v)    “Good Reason” means, in the case of a particular Award, unless the applicable Award agreement states otherwise, (i) the Participant having “good reason” to terminate the Participant’s employment or service, as defined in any employment or consulting agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) if “Good Reason” is specifically referred to in any Award but is not defined therein, the occurrence of any of the following without the Participant’s express written consent: (A) a material reduction in the Participant’s base salary, other than a reduction that is a part of and consistent with a reduction in compensation of similarly situated employees of the Company, or (B) requiring the Participant to relocate the Participant’s principal place of employment or service to a location that would result in an increase by more than fifty (50) miles in the Participant’s one-way commute from the Participant’s then-current principal residence; provided that no termination shall be deemed to be for Good Reason unless (1) the Participant provides the Company with written notice setting forth the specific facts or circumstances constituting Good Reason within 30 days after the initial existence of the occurrence of such facts or circumstances, (2) to the extent curable, the Company has failed to cure such facts or circumstances within 30 days following its receipt of such written notice, and (3) the effective date of the termination for Good Reason occurs no later than 90 days after the initial existence of the facts or circumstances constituting Good Reason.
(w)    “Immediate Family Members” shall have the meaning set forth in Section 15(b).
(x)    “Incentive Stock Option” means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.
(y)    “Indemnifiable Person” shall have the meaning set forth in Section 4(e) of the Plan.
(z)    “Involuntary Termination” shall mean termination by the Company of a Participant’s employment or service by the Company without Cause or termination of a Participant’s employment by the Participant for Good Reason. For avoidance of doubt, an Involuntary Termination shall not include a termination of the Participant’s employment or service by the Company for Cause or due to the Participant’s death, Disability or resignation without Good Reason.
(aa)    “Mature Shares” means shares of Common Stock either (i) previously acquired on the open market, (ii) not acquired from the Company in the form of compensation or (iii) acquired from the Company in the form of compensation that have been owned by a Participant for at least six months.
(bb)    “Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.
(cc)    “Nonqualified Stock Option” means an Option which is not designated by the Committee as an Incentive Stock Option.
(dd)    “NYSE” means the New York Stock Exchange.
(ee)    “Option” means an Incentive Stock Option or a Non-Qualified Stock Option described in Section 7 of the Plan.
(ff)    “Other Stock-Based Award” means an Award granted under Section 10 of the Plan.
(gg)    “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company.
(hh)    “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.
(ii)    “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.
(jj)    “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.
(kk)    “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(ll)    “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.
(mm)    “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.
(nn)    “Permitted Transferee” shall have the meaning set forth in Section 15(b) of the Plan.
(oo)    “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company.
(pp)    “Plan” means this INNOVATE Corp. Second Amended and Restated 2014 Omnibus Equity Award Plan.
(qq)    “Prior Plans” shall mean the INNOVATE Corp Amended and Restated 2014 Omnibus Equity Award Plan and the INNOVATE Corp 2014 Omnibus Equity Award Plan.
(rr)    “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.
(ss)    “Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.
(tt)    “Restricted Stock” means Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.
(uu)    “SAR Period” has the meaning given such term in Section 8(c) of the Plan.
(vv)    “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.
(ww)    “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.
(xx)    “Strike Price” has the meaning given such term in Section 8(b) of the Plan.
(yy)    “Substitute Award” has the meaning given such term in Section 5(e).
(zz)    “Sub Plans” has the meaning given such term in Section 1.
3.    Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.
4.    Administration.
(a)    The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time he or she takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.
(b)    Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant and designate those Awards which shall constitute Performance Compensation Awards; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting of or exercisability of, payment for or lapse of restrictions on, Awards; (x) establish and administer Performance Goals and certify whether, and to what extent, they have been attained; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan or to comply with any applicable law, including Section 162(m) of the Code and the Treasury Regulations promulgated thereunder.
(c)    The Committee may from time to time delegate all or any part of its authority under the Plan to a subcommittee thereof. To the extent of any such delegation, references in the Plan to the Committee will be deemed to be references to such subcommittee. In addition, subject to applicable law, the Committee may delegate to one or more officers of the Company the authority to grant Awards to Participants who are not officers or directors of the Company subject to Section 16 of the Exchange Act or “covered employees” (within the meaning of Section 162(m) of the Code). Any such delegation may be revoked by the Committee at any time.
(d)    Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder of the Company.
(e)    No member of the Board, the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of

Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.
(f)    Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to the applicable rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.
5.    Grant of Awards; Shares Subject to the Plan; Limitations. (a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock Based Awards and/or Performance Compensation Awards to one or more Eligible Persons.
(a)    Subject to adjustment as provided in Section 12 of the Plan, the aggregate number of shares of Common Stock with respect to which Awards may be granted from time to time under the Plan shall in the aggregate not exceed, at any time, the sum of (A) 1,300,000 shares of Common Stock, plus (B) any shares of Common Stock granted under the Prior Plans that again become available for Awards under the Prior Plans in accordance with the terms and conditions of the Prior Plans, plus (C) any shares of Common Stock that again become available for Awards under the Plan in accordance with Section 5(c). Subject in each instance to adjustment as provided in Section 12, the maximum number of shares of Common Stock with respect to which Options and Stock Appreciation Rights may be granted to any single Participant in any fiscal year shall be 350,000, the maximum number of shares of Common Stock which may be paid to a Participant in the Plan in connection with the settlement of any Award(s) designated as “Performance Compensation Awards” in respect of a single calendar year (including, without limitation, as a portion of the applicable Performance Period) shall be 315,350, the maximum amount that can be paid to any individual Participant for a single calendar year (including, without limitation, as a portion of the applicable Performance Period) pursuant to a Performance Compensation Award denominated in cash described in Section 11(a) of the Plan shall be $10,000,000, the maximum number of shares of Common Stock with respect to which Awards (including, without limitation, Options and Stock Appreciation Rights) may be granted to any single non-employee member of the Board in any fiscal year shall be 30,000 shares of Common Stock, and the maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the Plan shall be 315,350.
(b)    Shares of Common Stock covered by an Award granted under the Plan shall not be counted unless and until they are actually issued and delivered to a Participant and, therefore, the total number of shares of Common Stock available under the Plan as of a given date shall not be reduced by shares of Common Stock relating to prior Awards that (in whole or in part) have expired or have been forfeited or canceled, and upon payment in cash of the benefit provided by any Award, any shares of Common Stock that were covered by such Award will be available for issue hereunder; provided, however, that if shares of Common Stock issued upon exercise, vesting or settlement of an Award, or shares of Common Stock owned by a Participant are surrendered or tendered to the Company (either directly or by means of attestation) in payment of the Exercise Price or Strike Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award agreement, the gross number of such surrendered or tendered shares shall not become available for other Awards under the Plan; provided, further, that in no event shall such shares increase the number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options granted under the Plan. In accordance with (and without limitation upon) the preceding sentence, if and to the extent an Award under the Plan expires, terminates or is canceled or forfeited for any reason whatsoever without the Participant having received any benefit therefrom, the shares covered by such Award shall again become available for other Awards under the Plan. For purposes of the foregoing sentence, a Participant shall not be deemed to have received any “benefit” (i) in the case of forfeited Restricted Stock by reason of having enjoyed voting rights and dividend rights prior to the date of forfeiture or (ii) in the case of an Award canceled by reason of a new Award being granted in substitution therefor.
(c)    Shares of Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing. Following the Effective Date, no further awards shall be granted under any Prior Plans, provided that the Plan is approved by shareholders within twelve months following the Effective Date.
(d)    Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, conversion of, or in substitution for, outstanding Awards previously granted by the Company or any Affiliate or an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). The number of shares of Common Stock underlying any Substitute Awards shall be counted against the aggregate number of shares of Common Stock available for Awards under the Plan; provided, however, that Substitute Awards issued in connection with the assumption of, or the substitution for, outstanding awards previously granted by an entity that is acquired by the Company or any Affiliate through a merger or acquisition shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan; provided, further, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code that were previously granted by an entity that is acquired by the Company or any Affiliate through a merger or acquisition shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for delivery under the Plan. Any conversion, substitution or assumption will be effective as of the close of the merger or acquisition, and, to the extent applicable, will be conducted in a manner that complies with Section 409A of the Code.
6.    Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.
7.    Options.
(a)    Generally. Each Option granted under the Plan shall be evidenced by an Award agreement. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 422(b) (1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.
(b)    Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the Exercise Price per share shall be no less than 110% of the Fair Market Value per share on the Date of Grant.
(c)    Exercise. Options shall become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, as may be determined by the Committee, not to exceed ten years from the Date of Grant (the “Exercise Period”); provided, that if the Exercise Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), the Exercise Period shall be automatically extended until the 30th day following the expiration of such prohibition; provided, however, that in no event shall the Exercise Period exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate.
(d)    Method of Exercise and Form of Payment. No shares of Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company (or telephonic instructions to the extent provided by the Committee) in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent; (ii) in the discretion of the Committee, by exchanging shares of Common Stock owned by the Participant, provided, that such shares of Common Stock are not subject to any pledge or other security interest and are Mature Shares; (iii) by such other method as the Committee may permit in its sole discretion, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price or (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by means of a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise deliverable in respect of an Option that are needed to pay for the Exercise Price and all applicable required withholding taxes. Any fractional shares of Common Stock shall be settled in cash.
(e)    Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instruction from such Participant as to the sale of such Common Stock.
(f)    Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation service on which the securities of the Company are listed or traded.
8.    Stock Appreciation Rights.
(a)    Generally. Each SAR granted under the Plan shall be evidenced by an Award agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either before, at the same time as the Award or at a later time.
(b)    Strike Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant) (the “Strike Price”). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option.
(c)    Vesting and Expiration. A SAR shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period as may be determined by the Committee, not to exceed ten years (the “SAR Period”). Notwithstanding the foregoing, if on the last day of the Exercise Period (or in the case of a SAR independent of an option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.
(d)    Method of Exercise. SARs which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.
(e)    Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any Federal, state, local and non-

U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.
9.    Restricted Stock and Restricted Stock Units.
(a)    Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award agreement. Each Restricted Stock and Restricted Stock Unit grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.
(b)    Stock Certificates; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 15(a) or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award agreement, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock; provided, that any dividends that may be payable on such shares of Restricted Stock shall be held by the Company and delivered (without interest) to the Participant within 15 days following the date on which the restrictions on such Restricted Stock lapse (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Stock to which such dividends relate). The Committee shall also be permitted to cause a stock certificate registered in the name of the Participant to be issued. To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect thereto shall terminate without further obligation on the part of the Company.
(c)    Lapse of Restrictions. Unless otherwise provided by the Committee in an Award agreement, the Restricted Period with respect to Restricted Stock and Restricted Stock Units shall lapse in such manner and on such date or dates determined by the Committee.
(d)    Delivery of Restricted Stock and Settlement of Restricted Stock Units. (i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge a notice evidencing a book entry notation (or, if applicable, the stock certificate) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.
(i)    Each Restricted Stock Unit shall have a value equal to the Fair Market Value of one share of Common Stock. Restricted Stock Units shall be paid in cash, shares of Common Stock, other securities or other property, as determined in the sole discretion of the Committee, upon or after the lapse of the Restricted Period, or otherwise in accordance with the applicable Award Agreement; provided, however, that the Committee may, in its sole discretion, defer the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. To the extent provided in an Award agreement, the holder of outstanding Restricted Stock Units may be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock underlying the Restricted Stock Units) either in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, (and interest may, at the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee); provided, that, such dividend equivalents shall be subject to the same vesting conditions as the underlying Restricted Stock Units to which such dividend equivalents related, and any such accumulated dividend equivalents (and interest thereon, if applicable) shall be payable only to the extent that, and at the same time as, the underlying Restricted Stock Units are settled following the release of restrictions on such Restricted Stock Units, and, if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments.
(e)    Legends on Restricted Stock. Each certificate representing Restricted Stock awarded under the Plan, if any, shall bear a legend substantially in the form of the following in addition to any other information the Company deems appropriate until the lapse of all restrictions with respect to such Common Stock:
TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE INNOVATE CORP. SECOND AMENDED AND RESTATED 2014 OMNIBUS EQUITY AWARD PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, DATED AS OF _________, BETWEEN INNOVATE CORP. AND         . A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF INNOVATE CORP.
10.    Other Stock Based Awards. The Committee may issue unrestricted Common Stock, rights to receive grants of Awards at a future date, or other Awards denominated in Common Stock (including, without limitation, performance shares or performance units), under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Other Stock Based Award granted under the Plan shall be evidenced by an Award agreement. Each Other Stock Based Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.
11.    Performance Compensation Awards.
(a)    Generally. The Committee shall have the authority, at or before the time of grant of any Award described in Sections 7 through 10 of the Plan, to designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. In addition, the Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. Notwithstanding anything in the Plan to the contrary, if the Company determines that a Participant who has been granted an Award designated as a Performance Compensation Award is not (or is no longer) a “covered employee” (within the meaning of Section 162(m) of the Code), the terms and conditions of such Award may be modified without regard to any restrictions or limitations set forth in this Section 11 (but subject otherwise to the provisions of Section 13 of the Plan).
(b)    Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula, as applicable. Not later than the 90th day of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.
(c)    Performance Criteria. The Performance Criteria that shall be used to establish the Performance Goal(s) may be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, units, or any combination of the foregoing) and shall be limited to the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth, gross profit or gross profit growth; (v) net operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on investment, assets, capital, gross revenue or gross revenue growth, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital), which may but are not required to be measured on a per share basis; (viii) earnings before or after taxes, interest, depreciation and/or amortization (including EBIT and EBITDA); (ix) gross or net operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total shareholder return); (xii) expense targets or cost reduction goals, general and administrative expense savings; (xiii) margins; (xiv) operating efficiency; (xv) objective measures of customer satisfaction; (xvi) working capital targets; (xvii) measures of economic value added or other ‘value creation’ metrics; (xviii) inventory control; (xix) enterprise value; (xx) sales; (xxi) stockholder return; (xxii); client retention; (xxiii) competitive market metrics; (xxiv) employee retention; (xxv) timely completion of new product rollouts; (xxvi) timely launch of new facilities; (xxvi) objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets); (xxviii)system-wide revenues; (xxix) royalty income; (xxx) cost of capital, debt leverage year-end cash position or book value; (xxxi) strategic objectives, development of new product lines and related revenue, sales and margin targets, or international operations; or (xxxii) any combination of the foregoing. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or used on an absolute, relative or adjusted basis to measure the performance of the Company and/or one or more Affiliates as a whole or any divisions or operational and/or business units, product lines, brands, business segments, administrative departments of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a group of comparator companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. To the extent required under Section 162(m) of the Code, the Committee shall, not later than the 90th day of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.
(d)    Modification of Performance Goal(s). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining shareholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining shareholder approval. The Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code, specify adjustments or modifications to be made to the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect certain events, including: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary, unusual, or nonrecurring items affecting the Company, any Affiliate or the financial statements of the Company; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; (ix) discontinued operations and nonrecurring charges; or (x) a change in the Company’s fiscal year.
(e)    Payment of Performance Compensation Awards. (i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.
(i)    Limitation. Unless otherwise provided in the applicable Award agreement, a Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.
(ii)    Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.
(iii)    Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.
12.    Changes in Capital Structure and Similar Events. Notwithstanding any provisions of the Plan to the contrary, in the event of (a) any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event that affects the shares of Common Stock, or (b) unusual or nonrecurring events affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation service, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:
(i)    adjusting any or all of (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);
(ii)    providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate upon the occurrence of such event); and
(iii)    cancelling any one or more outstanding Awards (or awards of an acquiring Company) and causing to be paid to the holders thereof, in cash, shares of Common Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other shareholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Codification Topic 718 (or any successor pronouncement thereto), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
13.    Effect of Change in Control.
Unless otherwise determined by the Committee in a written resolution upon or prior to the date of grant or set forth in an applicable Award agreement, (i) the vesting of any Award that is a “Replaced Award” (as such term is defined below) will not be accelerated, and any applicable restrictions thereon will not lapse, solely as a result of a Change in Control; and (ii) in the event of a Change in Control, the following acceleration, exercisability and valuation provisions will apply:
(a)    Upon a Change in Control, each then-outstanding Option and Stock Appreciation Right will become fully vested and exercisable, and the restrictions applicable to each outstanding Restricted Stock Award, Restricted Stock Unit, Performance Compensation Award or Other Stock Based Award will lapse, and each Award will be fully vested (with any applicable Performance Goals deemed to have been achieved at a target level as of the date of such vesting, except to the extent that an award meeting the requirements of Section 13(b) hereof (a “Replacement Award”) is provided to the Participant holding such Award in accordance with Section 13(b) hereof to replace or adjust such outstanding Award (a “Replaced Award”).
(b)    An award meets the conditions of this Section 13(b) (and hence qualifies as a Replacement Award) if (i) it is of the same type (e.g., stock option for Option, restricted stock for Restricted Stock, restricted stock unit for Restricted Stock

Unit, etc.) as the Replaced Award, (ii) it has a value at least equal to the value of the Replaced Award, (iii) it relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control, (iv) if the Participant holding the Replaced Award is subject to U.S. federal income tax under the Code, the tax consequences to such Participant under the Code of the Replacement Award are not less favorable to such Participant than the tax consequences of the Replaced Award, and (v) its other terms and conditions are not less favorable to the Participant holding the Replaced Award than the terms and conditions of the Replaced Award (including, but not limited to, the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 13(b) are satisfied will be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion (taking into account the requirements of Treasury Regulation 1.409A-3(i)(5)(iv)(B) and compliance of the Replaced Award or Replacement Award with Section 409A of the Code). Without limiting the generality of the foregoing, the Committee may determine the value of Awards and Replacement Awards that are stock options by reference to either their intrinsic value or their fair value.
(c)    Upon the occurrence of an Involuntary Termination during the period of two years immediately following a Change in Control of a Participant holding Replacement Awards, (i) all Replacement Awards held by the Participant will become fully vested and, if applicable, exercisable and free of restrictions (with any applicable performance goals deemed to have been achieved at a target level as of the date of such vesting), and (ii) all Options and Stock Appreciation Rights held by the Participant immediately before such Involuntary Termination that the Participant also held as of the date of the Change in Control and all stock options and stock appreciation rights that constitute Replacement Awards will remain exercisable for a period of 90 days following such Involuntary Termination or until the expiration of the stated term of such stock option or stock appreciation right, whichever period is shorter (provided, however, that, if the applicable Award agreement provides for a longer period of exercisability, that provision will control).
(d)    Notwithstanding anything in the Plan or any Award agreement to the contrary, to the extent that any provision of the Plan or an applicable Award agreement would cause a payment of deferred compensation that is subject to Section 409A of the Code to be made upon the occurrence of (i) a Change in Control, then such payment shall not be made unless such Change in Control also constitutes a “change in control event” within the meaning of Section 409A of the Code and the regulatory guidance promulgated thereunder or (ii) a termination of employment or service, then such payment shall not be made unless such termination of employment or service also constitutes a “separation from service” within the meaning of Section 409A of the Code and the regulatory guidance promulgated thereunder. Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a Change in Control or termination of employment or service, but disregarding any future service and/or performance requirements.
14.    Amendments and Termination.
(a)    Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation service on which the shares of Common Stock may be listed or quoted or for changed in GAAP to new accounting standards, to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.
(b)    Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively (including after a Participant’s termination of employment or service with the Company); provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without shareholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option, or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise

Price or Strike Price, as the case may be) or other Award or cash in a manner which would either (A) be reportable on the Company’s proxy statement as Options which have been “repriced” (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act), or (B) result in any “repricing” for financial statement reporting purposes (or otherwise cause the Award to fail to qualify for equity accounting treatment) and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted.
15.    General.
(a)    Award Agreements. Each Award under the Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award any rules applicable thereto, including without limitation, the effect on such Award of the death, Disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate or a letter) evidencing the Award. The Committee need not require an Award agreement to be signed by the Participant or a duly authorized representative of the Company.
(b)    Certain Restrictions on Vesting of Awards. Notwithstanding any provision contained in the Plan to the contrary, Awards granted pursuant to Sections 7, 8, 9, 10 and, with respect to stock-based awards, Section 11, of the Plan which vest on the basis of the Participant’s employment with or provision of services to the Company and its Affiliates shall be subject to a minimum vesting period of one year from the date on which such Award is made (the “Minimum Vesting Condition”); provided, however, that (i) a maximum of 5% of the shares of Common Stock reserved for issuance under the Plan as of the Effective Date shall not be subject to the Minimum Vesting Condition; and (ii) the Committee shall retain the discretion to waive the Minimum Vesting Condition in making determinations with respect to the treatment of Awards held by a Participant in the event of such Participant’s termination of employment or service with the Company and its Affiliates as a result of such Participant’s death, Disability or retirement.
(c)    Nontransferability.
(i)    Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.
(ii)    Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statements promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (C) a partnership or limited liability company whose only partners or shareholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award agreement; (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.
(iii)    The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.
(d)    Dividends and Dividend Equivalents. The Committee in its sole discretion may provide a Participant as part of an Award with dividends or dividend equivalents, payable in cash, shares of Common Stock, other securities, other Awards or other property, in all cases on a deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, however that no dividends or dividend equivalents shall be payable in respect of outstanding (i) Options or SARs or (ii) unearned or unvested Awards, unless and until the underlying Award vests.
(e)    Tax Withholding.
(i)    A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Stock, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.
(ii)    Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest and are Mature Shares) owned by the Participant having a Fair Market Value equal to such withholding liability; (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability (but no more than the maximum required statutory withholding liability); or (C) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless settlement” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to withholding liability (but no more than the minimum required statutory withholding liability).
(f)    No Claim to Awards: No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.
(g)    International Participants. With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expect to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of the Plan or Sub Plans or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

(h)    Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.
(i)    Termination of Employment. Except as otherwise provided in an Award agreement or an employment, severance, consulting, letter or other agreement with a Participant, unless determined otherwise by the Committee: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment or service with the Company or an Affiliate for purposes of the Plan.
(j)    No Rights as a Shareholder. Except as otherwise specifically provided in the Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to Awards hereunder until such shares have been issued or delivered to that person.
(k)    Government and Other Regulations.
(i)    The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the Federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation service upon which such shares or other securities of the Company are then listed or quoted and any other applicable Federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates of Common Stock or other securities of the Company or any Affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate delivered under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.
(ii)    The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A)the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.
(l)    No Section 83(h) Elections Without Consent of Company. No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award agreement or by action of the Committee in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.
(m)    Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
(n)    Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.
(o)    No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.
(p)    Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.
(q)    Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.
(r)    Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof.
(s)    Severability. If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
(t)    Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(u)    409A of the Code.
(i)    Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan or any other plan maintained by the Company (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as separate payments.
(ii)    Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” (as defined in Section 409A of the Code) or, if earlier, the Participant’s date of death. Following any applicable six month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.
(iii)    Unless otherwise provided by the Committee, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.
(v)    Clawback/Forfeiture. Notwithstanding anything to the contrary contained herein, an Award agreement may provide that the Committee may in its sole discretion cancel such Award if the Participant, without the consent of the Company, while employed by or providing services to the Company or any Affiliate or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise has engaged in or engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. The Committee may also provide in an Award agreement that if the Participant otherwise has engaged in or engages in any activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting, exercise or settlement of such Award, and must repay the gain to the Company. The Committee may also provide in an Award agreement that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company. To the extent required by applicable law (including without limitation Section 302 of the Sarbanes Oxley Act and Section 954 of the Dodd Frank Act), Awards shall be subject to clawback, forfeiture or similar requirement.
(w)    Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.